UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 21, 2005

UNIVERSAL HOSPITAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-111606 (Commission File Number)	41-0760940 (IRS Employer Identification No.)

7700 France Avenue South, Suite 275
Edina, Minnesota 55435-5228
(Address of principal executive offices)
(Zip Code)

952-893-3200
(Registrant's telephone number, including area code)

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

On March 21, 2005, Universal Hospital Services, Inc. issued a press release announcing its financial results for the three months and twelve months ended December 31, 2004. A copy of the press release is furnished herewith as an exhibit and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

Attached as Exhibit 99.2 to this report, and incorporated herein by reference, is a copy of the slide presentation made during the investor conference call with management, held March 21, 2005, to discuss Universal Hospital Services, Inc.’s announced earnings for the fiscal year ended December 31, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
99.1	Press release issued by Universal Hospital Services, Inc. on March 21, 2005
99.2	Slides presented during Universal Hospital Services, Inc. webcast of its fiscal year 2004 earnings call made on March 21, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2005	UNIVERSAL HOSPITAL SERVICES, INC. By: /s/ Rex T. Clevenger —————————————— Rex T. Clevenger Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Universal Hospital Services, Inc. on March 21, 2005
99.2	Slides presented during Universal Hospital Services, Inc. webcast of its fiscal year 2004 earnings